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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


        In connection with the Quarterly Report of Daugherty Resources, Inc. (the "Company") on Form 10-QSB for the three months ended March 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), I, Michael P. Windisch, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

    1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2. The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 9, 2003


                                        /s/ Michael P. Windisch
                                        -----------------------
                                        Michael P. Windisch
                                        Chief Financial Officer